Exhibit 99.1

SUPPLEMENTAL FINANCIAL INFORMATION

DECEMBER 31, 2015

Cedar Realty Trust, Inc.

44 South Bayles Avenue

Port Washington, NY 11050-3765

Tel: (516) 767-6492 Fax: (516) 767-6497

www.cedarrealtytrust.com

CEDAR REALTY TRUST, INC.

Supplemental Financial Information

December 31, 2015

(unaudited)

TABLE OF CONTENTS

Earnings Press Release	4-6

Financial Information
Condensed Consolidated Balance Sheets	7
Condensed Consolidated Statements of Operations	8
Supporting Schedules to Consolidated Statements	9
Funds From Operations and Additional Disclosures	10
Earnings Before Interest, Taxes, Depreciation and Amortization	11
Summary of Outstanding Debt	12
Summary of Debt Maturities	13

Portfolio Information
Real Estate Summary	14-16
Leasing Activity	17
Tenant Concentration	18
Lease Expirations	19
Same-Property Net Operating Income	20
2015 Acquisitions and Dispositions	21
Summary of Real Estate Held For Sale	22

Non-GAAP Financial Disclosures	23

Forward-Looking Statements

The information contained in this Supplemental Financial Information is unaudited and does not purport to disclose all items required by accounting principles generally accepted in the United States (“GAAP”). In addition, certain statements made or incorporated by reference herein are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and, as such, involve known and unknown risks, uncertainties and other factors which may cause actual results, performance and outcomes to differ materially from those expressed or implied in forward-looking statements. Factors which could cause actual results to differ materially from current expectations include, among others: adverse general economic conditions in the United States and uncertainty in the credit and retail markets; financing risks, such as the inability to obtain new financing or refinancing on favorable terms as the result of market volatility or instability; risks related to the market for retail space generally, including reductions in consumer spending, variability in retailer demand for leased space, tenant bankruptcies, adverse impact of internet sales demand, ongoing consolidation in the retail sector and changes in economic conditions and consumer confidence; risks endemic to real estate and the real estate industry generally; the impact of the Company’s level of indebtedness on operating performance; inability of tenants to meet their rent and other lease obligations; adverse impact of new technology and e-commerce developments on the Company’s tenants; competitive risk; risks related to the geographic concentration of the Company’s properties in the Washington D.C. to Boston corridor; the effects of natural and other disasters; and the inability of the Company to realize anticipated returns from its redevelopment activities. Please refer to the documents filed by Cedar Realty Trust, Inc. with the SEC, specifically the Company’s most recent Annual Report on Form 10-K, as it may be updated or supplemented in the Company’s Quarterly Reports on Form 10-Q and the Company’s other filings with the SEC, which identify additional risk factors that could cause actual results to differ from those contained in forward-looking statements.

CEDAR REALTY TRUST REPORTS FOURTH

QUARTER AND FULL YEAR 2015 RESULTS

Port Washington, New York – February 18, 2016 – Cedar Realty Trust, Inc. (the Company) (NYSE:CDR) today reported financial and operating results for the fourth quarter and year ended December 31, 2015.

Operating Highlights

•	Operating funds from operations (Operating FFO) of $0.14 per diluted share for the quarter and $0.54 for the year
•	Same-property net operating income (NOI) for the quarter increased 2.5% including redevelopments and 2.4% excluding redevelopments. Same property NOI for the year increased 2.8% including redevelopments and 1.9% excluding redevelopments
•	Signed 36 new and renewal leases for 415,100 square feet in the quarter and 140 new and renewal leases for 1.1 million square feet for the year
•	Comparable cash-basis lease spreads of 12.0% for the quarter and 9.5% for the year
•	Total portfolio 91.5% leased and same-property portfolio 92.8% leased at year-end
•	Completed $91.5 million of acquisitions during the year
•	Provided initial 2016 Operating FFO guidance of $0.53 to $0.56 per diluted share

“We are pleased with our 2015 financial and operating results,” commented Bruce Schanzer, President and CEO. “Further, we are excited about the continued progress of our capital migration activities that provide a foundation to create and grow long-term shareholder value.”

Financial Results

Operating FFO for the fourth quarter of 2015 was $12.3 million or $0.14 per diluted share, compared to $10.3 million or $0.13 per diluted share for the same period in 2014. Operating FFO for the full year 2015 was $46.4 million or $0.54 per diluted share, compared to $42.5 million or $0.54 per diluted share for the same period in 2014. NAREIT-defined FFO (FFO) for the fourth quarter of 2015 was $11.6 million or $0.14 per diluted share, compared to $9.6 million or $0.12 per diluted share for the same period in 2014. FFO for the full year 2015 was $45.1 million or $0.53 per diluted share, compared to $40.3 million or $0.51 per diluted share for the same period in 2014. The principal differences between Operating FFO and FFO are acquisition costs and debt extinguishment amounts.

Net income attributable to common shareholders for the fourth quarter of 2015 was $3.4 million or $0.04 per diluted share, compared to $0.7 million or $0.01 per diluted share for the same period in 2014. Net income attributable to common shareholders for the full year 2015 was $7.7 million or $0.09 per diluted share, compared to $14.6 million or $0.18 per diluted share for the same period in 2014.

Portfolio Results

Same-property NOI for the quarter increased 2.5% including redevelopments and 2.4% excluding redevelopments. Same property NOI for the year increased 2.8% including redevelopments and 1.9% excluding redevelopments.

During the fourth quarter of 2015, the Company signed 36 leases for 415,100 square feet. On a comparable space basis, the Company leased 387,000 square feet at a positive lease spread of 12.0% on a cash basis (new leases increased 7.1% and renewals increased 13.0%). During the full year 2015, the Company signed 140 leases for 1.1 million square feet. On a comparable space basis, the Company leased 963,500 square feet at a positive lease spread of 9.5% on a cash basis (new leases increased 8.7% and renewals increased 9.7%).

The Company’s total portfolio, excluding properties held for sale, was 91.5% leased at December 31, 2015, compared to 93.3% at September 30, 2015 and 93.3% at December 31, 2014. The Company’s same-property portfolio was 92.8% leased at December 31, 2015, compared to 93.3% at September 30, 2015 and 93.8% at December 31, 2014. The decrease in leased percentages during the fourth quarter of 2015 are the result of four recently vacated anchor spaces.

Acquisitions and Dispositions

During the fourth quarter, the Company acquired East River Park for $39.0 million. For the full year, the Company also acquired Lawndale Plaza for $25.2 million, acquired the remaining 60% interest in New London Mall for $27.3 million and sold three lower quartile properties for aggregate proceeds of $6.3 million. Subsequent to December 31, 2015, the Company sold Liberty Marketplace on February 11, 2016 for $15.0 million.

Balance Sheet

As of December 31, 2015, the Company had $182.0 million available under its revolving credit facility and reported net debt to earnings before interest, taxes, depreciations, and amortization (EBITDA) of 7.2 times. Additionally, during 2015, the Company repaid approximately $110 million of secured mortgage debt, primarily with proceeds from $100 million of unsecured term loans which closed in February 2015.

2016 Guidance

The Company’s initial 2016 financial, operating and transactional guidance is as follows:

Operating FFO per diluted share	$0.53 to $0.56
NAREIT-defined FFO per diluted share	$0.50 to $0.53
Same-property NOI growth	1% to 2%
Same-property NOI growth excluding the recently vacated anchor spaces	2% to 3%
Reduction in NOI from recently vacated anchor spaces	$2 million
Acquisitions	$40 million
Dispositions	$110 million

The principal difference between initial 2016 Operating FFO and NAREIT-defined FFO guidance is acquisition costs.

Non-GAAP Financial Measures

NAREIT-defined FFO (FFO) is a widely-recognized non-GAAP financial measure for REITs that the Company believes, when considered with financial statements prepared in accordance with GAAP, is useful in understanding financial performance and provides a relevant basis for comparison among REITs. The Company also presents Operating Funds From Operations (Operating FFO), which excludes certain items that are not indicative of the operating results provided by the Company’s core portfolio and that affect the comparability of the Company’s period-over-period performance. FFO and Operating FFO should not be considered as alternatives to net income attributable to common shareholders, the most directly comparable GAAP financial measure. A reconciliation of net income attributable to common shareholders to FFO and Operating FFO for the three months and full year ended December 31, 2015 and 2014 is detailed in the attached schedule.

Supplemental Financial Information Package

The Company has issued Supplemental Financial Information for the period ended December 31, 2015. Such information has been filed today as an exhibit to Form 8-K and will also be available on the Company’s website at www.cedarrealtytrust.com.

Investor Conference Call/Webcast

The Company will host a conference call today, February 18, 2016, at 5:00 PM (ET) to discuss the fourth quarter and full year results. The conference call can be accessed by dialing (877) 705-6003 or (1) (201) 493-6725 for international participants. A live webcast of the conference call will be available online on the Company’s website at www.cedarrealtytrust.com.

A replay of the call will be available from 8:00 PM (ET) on February 18, 2016 until midnight (ET) on March 3, 2016. The replay dial-in numbers are (877) 870-5176 or (1) (858) 384-5517 for international callers. Please use passcode 13627975 for the telephonic replay. A replay of the Company’s webcast will be available on the Company’s website for a limited time.

About Cedar Realty Trust

Cedar Realty Trust, Inc. is a fully-integrated real estate investment trust which focuses on the ownership and operation of primarily grocery-anchored shopping centers straddling the Washington D.C. to Boston corridor. At December 31, 2015, the Company’s portfolio (excluding properties treated as “held for sale”) comprised 60 properties, with approximately 9.5 million square feet of gross leasable area.

For additional financial and descriptive information on the Company, its operations and its portfolio, please refer to the Company’s website at www.cedarrealtytrust.com.

Forward-Looking Statements

Statements made in this press release that are not strictly historical are “forward-looking” statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance and outcomes to differ materially from those expressed or implied in forward-looking statements. Factors which could cause actual results to differ materially from current expectations include, among others: adverse general economic conditions in the United States and uncertainty in the credit and retail markets; financing risks, such as the inability to obtain new financing or refinancing on favorable terms as the result of market volatility or instability; risks related to the market for retail space generally, including reductions in consumer spending, variability in retailer demand for leased space, tenant bankruptcies, adverse impact of internet sales demand, ongoing consolidation in the retail sector and changes in economic conditions and consumer confidence; risks endemic to real estate and the real estate industry generally; the impact of the Company’s level of indebtedness on operating performance; inability of tenants to meet their rent and other lease obligations; adverse impact of new technology and e-commerce developments on the Company’s tenants; competitive risk; risks related to the geographic concentration of the Company’s properties in the Washington D.C. to Boston corridor; the effects of natural and other disasters; and the inability of the Company to realize anticipated returns from its redevelopment activities. Please refer to the documents filed by Cedar Realty Trust, Inc. with the SEC, specifically the Company’s most recent Annual Report on Form 10-K, which identify additional risk factors that could cause actual results to differ from those contained in forward-looking statements.

Contact Information:

Cedar Realty Trust, Inc.

Philip R. Mays

Chief Financial Officer

(516) 944-4572

CEDAR REALTY TRUST, INC.

Condensed Consolidated Balance Sheets

	December 31,
	2015	2014
ASSETS
Real estate, at cost	$1,550,027,000	$1,476,173,000
Less accumulated depreciation	(300,832,000)	(267,211,000)

Real estate, net	1,249,195,000	1,208,962,000
Real estate held for sale	14,402,000	16,508,000
Cash and cash equivalents	2,083,000	3,499,000
Restricted cash	5,592,000	7,859,000
Receivables	17,912,000	18,405,000
Other assets and deferred charges, net	32,398,000	31,546,000

TOTAL ASSETS	$1,321,582,000	$1,286,779,000

LIABILITIES AND EQUITY
Liabilities:
Mortgage loans payable	$299,022,000	$393,388,000
Unsecured revolving credit facility	78,000,000	72,000,000
Unsecured term loans	300,000,000	200,000,000
Accounts payable and accrued liabilities	23,831,000	22,364,000
Unamortized intangible lease liabilities	23,187,000	23,776,000

Total liabilities	724,040,000	711,528,000

Noncontrolling interest - limited partners’ mezzanine OP Units	—	396,000

Equity:
Preferred stock	190,661,000	190,661,000
Common stock and other shareholders’ equity	405,389,000	378,891,000
Noncontrolling interests	1,492,000	5,303,000

Total equity	597,542,000	574,855,000

TOTAL LIABILITIES AND EQUITY	$1,321,582,000	$1,286,779,000

CEDAR REALTY TRUST, INC.

Condensed Consolidated Statements of Operations

	Three months ended December 31,		Years ended December 31,
	2015	2014	2015	2014
PROPERTY REVENUES
Rents	$29,372,000	$28,803,000	$116,739,000	$116,505,000
Expense recoveries	7,947,000	7,826,000	31,834,000	31,392,000
Other	411,000	36,000	634,000	287,000

Total property revenues	37,730,000	36,665,000	149,207,000	148,184,000

PROPERTY OPERATING EXPENSES
Operating, maintenance and management	6,329,000	6,322,000	25,401,000	26,604,000
Real estate and other property-related taxes	4,820,000	4,485,000	19,189,000	18,182,000

Total property operating expenses	11,149,000	10,807,000	44,590,000	44,786,000

PROPERTY OPERATING INCOME	26,581,000	25,858,000	104,617,000	103,398,000

OTHER EXPENSES AND INCOME
General and administrative	3,737,000	3,736,000	15,004,000	14,356,000
Acquisition costs	739,000	—	1,238,000	2,870,000
Depreciation and amortization	9,723,000	9,894,000	38,594,000	38,700,000
Gain on sales	—	(271,000)	—	(6,413,000)
Impairment (reversals) / charges	(1,318,000)	85,000	(212,000)	3,148,000

Total other expenses and income	12,881,000	13,444,000	54,624,000	52,661,000

OPERATING INCOME	13,700,000	12,414,000	49,993,000	50,737,000

NON-OPERATING INCOME AND EXPENSES
Interest expense	(6,860,000)	(7,890,000)	(28,272,000)	(32,301,000)
Early extinguishment of debt costs	—	(675,000)	(105,000)	(825,000)

Total non-operating income and expense	(6,860,000)	(8,565,000)	(28,377,000)	(33,126,000)

INCOME FROM CONTINUING OPERATIONS	6,840,000	3,849,000	21,616,000	17,611,000

DISCONTINUED OPERATIONS
Income from operations	—	68,000	12,000	1,647,000
Impairment reversals	—	363,000	153,000	47,000
Gain on extinguishment of debt obligations	—	—	—	1,423,000
Gain on sales	—	—	—	7,963,000

Total income from discontinued operations	—	431,000	165,000	11,080,000

NET INCOME	6,840,000	4,280,000	21,781,000	28,691,000
Attributable to noncontrolling interests	118,000	69,000	365,000	290,000

NET INCOME ATTRIBUTABLE TO CEDAR REALTY TRUST, INC.	6,958,000	4,349,000	22,146,000	28,981,000
Preferred stock dividends	(3,602,000)	(3,602,000)	(14,408,000)	(14,408,000)

NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS	$3,356,000	$747,000	$7,738,000	$14,573,000

NET INCOME PER COMMON SHARE ATTRIBUTABLE TO COMMON SHAREHOLDERS (BASIC AND DILUTED)
Continuing operations	$0.04	$0.00	$0.09	$0.04
Discontinued operations	0.00	0.01	0.00	0.14

	$0.04	$0.01	$0.09	$0.18

Weighted average number of common shares - basic and diluted	81,620,000	75,547,000	81,356,000	75,311,000

CEDAR REALTY TRUST, INC.

Supporting Schedules to Consolidated Statements

	December 31,
Balance Sheets	2015	2014
Construction in process (included in buildings and improvements)	$6,146,000	$11,032,000

Receivables
Rents and other tenant receivables, net	$2,439,000	$3,479,000
Straight-line rents	15,473,000	14,926,000

	$17,912,000	$18,405,000

Other assets and deferred charges, net
Lease origination costs	$18,394,000	$18,180,000
Financing costs	5,490,000	4,256,000
Prepaid expenses	6,104,000	6,689,000
Other	2,410,000	2,421,000

	$32,398,000	$31,546,000

	Three months ended December 31,		Years ended December 31,
Statements of Operations	2015	2014	2015	2014
Rents
Base rents	$28,287,000	$27,535,000	$112,319,000	$110,739,000
Percentage rent	220,000	232,000	789,000	683,000
Straight-line rents	127,000	63,000	506,000	761,000
Amortization of intangible lease liabilities, net	738,000	973,000	3,125,000	4,322,000

	$29,372,000	$28,803,000	$116,739,000	$116,505,000

CEDAR REALTY TRUST, INC.

Funds From Operations and Additional Disclosures

	Three months ended December 31,		Years ended December 31,
	2015	2014	2015	2014
Net income attributable to common shareholders	$3,356,000	$748,000	$7,738,000	$14,573,000
Real estate depreciation and amortization	9,678,000	9,812,000	38,354,000	38,365,000
Limited partners’ interest	9,000	4,000	28,000	80,000
Impairment (reversals) / charges	(1,318,000)	(278,000)	(365,000)	3,101,000
Gain on sales	—	(271,000)	—	(14,376,000)
Consolidated minority interests:
Share of loss	(127,000)	(73,000)	(393,000)	(370,000)
Share of FFO	(20,000)	(293,000)	(258,000)	(1,100,000)

Funds From Operations (“FFO”) applicable to diluted common shares	11,578,000	9,649,000	45,104,000	40,273,000
Adjustments for items affecting comparability:
Acquisition costs	739,000	—	1,238,000	2,870,000
Early extinguishment of debt costs	—	675,000	105,000	825,000
Gain on extinguishment of debt obligations	—	—	—	(1,423,000)

Operating Funds From Operations (“Operating FFO”) applicable to diluted common shares	$12,317,000	$10,324,000	$46,447,000	$42,545,000

FFO per diluted common share:	$0.14	$0.12	$0.53	$0.51

Operating FFO per diluted common share:	$0.14	$0.13	$0.54	$0.54

Weighted average number of diluted common shares:
Common shares	85,049,000	79,213,000	84,850,000	78,985,000
OP Units	352,000	393,000	378,000	433,000

	85,401,000	79,606,000	85,228,000	79,418,000

Additional Disclosures (Pro-Rata Share):
Straight-line rents	$126,000	$296,000	$507,000	$785,000
Amortization of intangible lease liabilities	712,000	972,000	3,020,000	4,087,000
Non-real estate amortization	415,000	371,000	1,836,000	2,450,000
Share-based compensation, net	736,000	1,009,000	3,168,000	3,531,000
Maintenance capital expenditures (a)	1,082,000	1,578,000	2,301,000	3,799,000
Lease related expenditures (b)	2,460,000	918,000	5,375,000	2,807,000
Development and redevelopment capital expenditures	3,077,000	3,087,000	7,533,000	11,374,000
Capitalized interest and financing costs	73,000	80,000	409,000	757,000

(a)	Consists of payments for building and site improvements.
(b)	Consists of payments for tenant improvements and leasing commissions.

CEDAR REALTY TRUST, INC.

Earnings Before Interest, Taxes, Depreciation and Amortization

	Three months ended December 31,				Years ended December 31,
	2015		2014		2015		2014
EBITDA Calculation
Income from continuing operations	$6,840,000		$3,850,000		$21,616,000		$17,611,000
Add (deduct):
Interest expense (including early extinguishment of debt costs)	6,860,000		8,565,000		28,377,000		33,126,000
Depreciation and amortization	9,723,000		9,894,000		38,594,000		38,700,000
Minority interests share of consolidated joint venture EBITDA	(281,000)		(812,000)		(1,356,000)		(3,159,000)
Discontinued operations:
Income from operations	—		68,000		12,000		1,647,000
Interest expense	—		—		—		631,000

EBITDA	23,142,000		21,565,000		87,243,000		88,556,000
Adjustments for items affecting comparability:
Impairment (reversals) / charges	(1,318,000)		85,000		(212,000)		3,148,000
Gain on sales	—		(271,000)		—		(6,413,000)
Acquisition costs	739,000		—		1,238,000		2,870,000

Adjusted EBITDA	$22,563,000		$21,379,000		$88,269,000		$88,161,000

Pro-rata share of net debt (a)
Pro-rata share of debt	$660,702,000		$632,694,000		$660,702,000		$632,694,000
Pro-rata share of unrestricted cash and cash equivalents	(1,977,000)		(3,022,000)		(1,977,000)		(3,022,000)

	$658,725,000		$629,672,000		$658,725,000		$629,672,000

Pro-rata fixed charges (a)
Interest expense (b)	$6,295,000		$7,063,000		$25,948,000		$29,421,000
Preferred stock dividends	3,602,000		3,602,000		14,408,000		14,408,000
Scheduled mortgage repayments	1,153,000		1,519,000		5,338,000		7,161,000

	$11,050,000		$12,184,000		$45,694,000		$50,990,000

Debt and Coverage Ratios
Net debt to Adjusted EBITDA (c)	7.2	x	7.4	x	7.3	x	7.4	x
Interest coverage ratio (based on Adjusted EBITDA)	3.6	x	3.0	x	3.4	x	3.0	x
Fixed charge coverage ratio (based on Adjusted EBITDA)	2.0	x	1.8	x	1.9	x	1.7	x

(a)	Includes properties “held for sale”.
(b)	Excludes early extinguishment of debt costs.
(c)	For the purposes of this computation, this ratio has been adjusted to include the annualized results of properties acquired, and to exclude, where applicable, (i) the results and debt related to properties sold, and (ii) lease termination income.

CEDAR REALTY TRUST, INC.

Summary of Outstanding Debt

As of December 31, 2015

Property	Maturity Date	Interest Rate	Amounts
Fixed-rate mortgages:
Franklin Village Plaza	Aug 2016	4.1%	$40,474,000
West Bridgewater Plaza	Sep 2016	6.2%	10,110,000
Carman’s Plaza	Oct 2016	6.2%	33,500,000
Hamburg Square	Oct 2016	6.1%	4,625,000
Meadows Marketplace	Nov 2016	5.6%	9,219,000
San Souci Plaza (a)	Dec 2016	6.2%	27,200,000
Camp Hill	Jan 2017	5.5%	61,494,000
Golden Triangle	Feb 2018	6.0%	18,920,000
Gold Star Plaza	May 2019	7.3%	1,019,000
Swede Square	Nov 2020	5.5%	9,829,000
Colonial Commons	Feb 2021	5.5%	25,721,000
East River Park	Sep 2022	3.9%	20,462,000
The Point	Nov 2022	4.5%	28,487,000
Metro Square	Nov 2029	7.5%	7,719,000

Total fixed-rate mortgages	weighted average	5.4%	298,779,000
Net unamortized premium			243,000

Total mortgage debt, net			299,022,000

Unsecured debt:
Variable-rate (b):
Revolving credit facility (c)	Feb 2019	1.7%	78,000,000
Term loan	Feb 2020	1.7%	50,000,000
Fixed-rate (d):
Term loan	Feb 2019	2.9%	75,000,000
Term loan	Feb 2020	2.8%	50,000,000
Term loan	Feb 2021	4.0%	75,000,000
Term loan	Feb 2022	3.3%	50,000,000

Total unsecured debt	weighted average	2.8%	378,000,000

Total debt	weighted average	3.9%	$677,022,000

Pro-rata share of total debt reconciliation:
Total debt			$677,022,000
Less pro-rata share attributable to joint venture minority interest			(16,320,000)

Pro-rata share of total debt			$660,702,000

Fixed to variable rate debt ratio:
Fixed-rate debt		80.6%	$532,702,000
Variable-rate debt		19.4%	128,000,000

		100.0%	$660,702,000

(a)	The Company has a 40% ownership interest in this joint venture.
(b)	For variable-rate debt, rate in effect as of December 31, 2015.
(c)	Subject to a one-year extension at the Company’s option.
(d)	The interest rates on these term loans consist of LIBOR plus a credit spread based on the Company’s leverage ratio, for which the Company has interest rate swaps which convert the LIBOR rates to fixed rates. Accordingly, these term loans are presented as fixed-rate debt.

CEDAR REALTY TRUST, INC.

Summary of Debt Maturities

As of December 31, 2015

	Secured Debt		Unsecured Debt
Year	Scheduled Amortization	Balloon Payments	Revolving Credit Facility		Term Loans	Total
2016	$4,833,000	$124,216,000	$—		$—	$129,049,000
2017	3,077,000	60,478,000	—		—	63,555,000
2018	2,811,000	18,007,000	—		—	20,818,000
2019	2,725,000	—	78,000,000	(a)	75,000,000	155,725,000
2020	2,696,000	8,849,000	—		100,000,000	111,545,000
2021	1,988,000	22,367,000	—		75,000,000	99,355,000
2022	1,616,000	40,148,000	—		50,000,000	91,764,000
2023	3,818,000	—	—		—	3,818,000
Thereafter	678,000	472,000	—		—	1,150,000

	$24,242,000	$274,537,000	$78,000,000		$300,000,000	676,779,000

Net unamortized premium						243,000

						$677,022,000

(a)	The revolving credit facility is subject to a one-year extension at the Company’s option.

CEDAR REALTY TRUST, INC.

Real Estate Summary

As of December 31, 2015

				Average
	Year		Percent	base rent per	Major Tenants (a)
Property Description	acquired	GLA	occupied	leased sq. ft.	Name	GLA
Connecticut
Big Y Shopping Center	2013	101,105	100.0%	$22.87	Big Y	63,817
Brickyard Plaza	2004	227,193	85.4%	8.69	Home Depot	103,003
					Kohl’s	58,966
					Michaels	21,429
Groton Shopping Center	2007	117,186	82.5%	11.87	TJ Maxx	30,000
					Goodwill	21,306
Jordan Lane	2005	177,504	99.2%	11.30	Stop & Shop	60,632
					Fallas	39,280
					Cardio Fitness	20,283
New London Mall	2009	259,566	94.4%	15.20	Shop Rite	64,017
					Marshalls	30,627
					Home Goods	25,432
					Petsmart	23,500
					A.C. Moore	20,932
Oakland Commons	2007	90,100	100.0%	6.37	Walmart	54,911
					Bristol Ten Pin	35,189
Southington Center	2003	155,842	98.5%	7.30	Walmart	95,482
					NAMCO	20,000

Total Connecticut		1,128,496	93.6%	11.88

Maryland / Washington DC
East River Park	2015	150,107	93.2%	20.90	Safeway	40,000
					District of Columbia	34,400
Metro Square	2008	71,896	100.0%	19.83	Shoppers Food Warehouse	58,668
Oakland Mills	2005	58,224	100.0%	14.15	Food Lion	43,470
San Souci Plaza (b)	2009	264,134	78.7%	10.63	Shoppers Food Warehouse	61,466
					Marshalls	27,000
					Maximum Health and Fitness	15,612
Valley Plaza	2003	190,939	100.0%	5.27	K-Mart	95,810
					Ollie’s Bargain Outlet	41,888
					Tractor Supply	32,095
Yorktowne Plaza	2007	158,982	86.2%	13.79	Food Lion	37,692

Total Maryland / Washington DC		894,282	90.1%	12.76

Massachusetts
Fieldstone Marketplace	2005/2012	193,970	94.0%	10.65	Shaw’s	68,000
					Flagship Cinema	41,975
					New Bedford Wine and Spirits	15,180
Franklin Village Plaza	2004/2012	303,096	89.0%	21.00	Stop & Shop	75,000
					Marshalls	26,890
					Team Fitness	15,807
Kings Plaza	2007	168,243	95.2%	6.76	Work Out World	42,997
					Fallas	28,504
					Ocean State Job Lot	20,300
					Savers	19,339
Norwood Shopping Center	2006	102,459	100.0%	9.76	Hannaford Brothers	42,598
					Planet Fitness	18,830
					Dollar Tree	16,798
The Shops at Suffolk Downs	2005	121,320	100.0%	14.02	Stop & Shop	74,977
Timpany Plaza	2007	183,775	98.9%	7.50	Stop & Shop	59,947
					Big Lots	28,027
					Gardner Theater	27,576
Webster Plaza	2007	101,824	42.5%	14.11	Aubuchon Hardware	11,825
West Bridgewater Plaza	2007	133,039	78.1%	9.82	Shaw’s	57,315
					Planet Fitness	15,000

Total Massachusetts		1,307,726	89.1%	12.35

CEDAR REALTY TRUST, INC.

Real Estate Summary (Continued)

As of December 31, 2015

				Average
	Year		Percent	base rent per	Major Tenants (a)
Property Description	acquired	GLA	occupied	leased sq. ft.	Name	GLA
New Jersey
Carll’s Corner	2007	129,582	88.7%	8.85	Acme Markets	55,000
					Peebles	18,858
Pine Grove Plaza	2003	86,089	91.9%	10.75	Peebles	24,963
Washington Center Shoppes	2001	157,394	93.1%	9.64	Acme Markets	66,046
					Planet Fitness	20,742

Total New Jersey		373,065	91.3%	9.63

New York
Carman’s Plaza	2007	193,736	48.8%	23.52	Home Goods	25,806

					Department of Motor Vehicle	19,310
Pennsylvania
Academy Plaza	2001	137,415	94.5%	14.53	Acme Markets	50,918
Camp Hill	2002	464,765	98.2%	14.59	Boscov’s	159,040
					Giant Foods	92,939
					LA Fitness	45,000
					Orthopedic Inst of PA	40,904
					Barnes & Noble	24,908
					Staples	20,000
Colonial Commons	2011	461,914	96.8%	13.72	Giant Foods	67,815
					Dick’s Sporting Goods	56,000
					LA Fitness	41,325
					Home Goods	31,436
					Ross Dress For Less	30,000
					Marshalls	27,000
					JoAnn Fabrics	25,500
					David’s Furniture	24,970
					Office Max	23,500
					Old Navy	15,500
Crossroads II (c)	2008	133,717	93.9%	20.16	Giant Foods	78,815
Fairview Commons	2007	52,964	68.1%	11.16	Grocery Outlet	16,650
Fort Washington Center	2002	41,000	100.0%	21.83	LA Fitness	41,000
Gold Star Plaza	2006	71,720	97.8%	9.02	Redner’s	48,920
Golden Triangle	2003	202,943	94.6%	13.17	LA Fitness	44,796
					Marshalls	30,000
					Staples	24,060
					Just Cabinets	18,665
					Aldi	15,242
Halifax Plaza	2003	51,510	100.0%	12.75	Giant Foods	32,000
Hamburg Square	2004	99,580	86.9%	6.43	Redner’s	56,780
					Peebles	19,683
Lawndale Plaza	2015	93,040	97.7%	18.23	Shop Rite	63,342
Maxatawny Marketplace	2011	58,339	100.0%	12.21	Giant Foods	53,914
Meadows Marketplace	2004/2012	91,518	100.0%	16.07	Giant Foods	67,907
Mechanicsburg Center	2005	51,500	100.0%	22.57	Giant Foods	51,500
Newport Plaza	2003	64,489	100.0%	11.81	Giant Foods	43,400
Northside Commons	2008	69,136	100.0%	10.10	Redner’s	53,019
Palmyra Shopping Center	2005	111,051	89.9%	7.06	Weis Markets	46,912
					Goodwill	18,104
Port Richmond Village	2001	154,908	87.0%	14.12	Thriftway	40,000
					Pep Boys	20,615
Quartermaster Plaza	2014	456,602	92.4%	14.33	Home Depot	150,000
					BJ’s Wholesale Club	117,718
					Planet Fitness	23,146
					Staples	20,388
					Petsmart	19,089

CEDAR REALTY TRUST, INC.

Real Estate Summary (Continued)

As of December 31, 2015

				Average
	Year		Percent	base rent per	Major Tenants (a)
Property Description	acquired	GLA	occupied	leased sq. ft.	Name	GLA
Pennsylvania (continued)
River View Plaza	2003	226,786	88.5%	19.86	United Artists	77,700
					Avalon Carpet	25,000
					Pep Boys	22,000
					Staples	18,000
South Philadelphia	2003	283,415	74.9%	14.71	Shop Rite	54,388
					Ross Dress For Less	31,349
					LA Fitness	31,000
					Modell’s	20,000
Swede Square	2003	100,816	95.5%	17.67	LA Fitness	37,200
The Commons	2004	203,426	65.2%	11.01	Bon-Ton	54,500
					TJ Maxx	24,404
The Point	2000	268,037	99.0%	12.63	Burlington Coat Factory	76,665
					Giant Foods	76,627
					A.C. Moore	24,890
					Staples	24,000
Trexler Mall	2005	337,297	96.4%	9.81	Kohl’s	88,248
					Bon-Ton	62,000
					Lehigh Wellness Partners	33,227
					Oxyfit Gym	28,870
					Marshalls	28,488
					Home Goods	28,181
Trexlertown Plaza	2006	319,529	73.0%	13.53	Giant Foods	78,335
					Hobby Lobby	57,512
					Big Lots	33,824
					Tractor Supply	19,097
Upland Square	2007	398,098	93.9%	17.84	Giant Foods	78,900
					Carmike Cinema	45,276
					LA Fitness	42,000
					Best Buy	30,000
					TJ Maxx	25,000
					Bed, Bath & Beyond	24,721
					A.C. Moore	21,600
					Staples	18,336

Total Pennsylvania		5,005,515	91.1%	14.18

Virginia
Coliseum Marketplace	2005	106,648	100.0%	16.80	Farm Fresh	57,662
					Michaels	23,981
Elmhurst Square	2006	66,250	86.2%	9.57	Food Lion	38,272
Fredericksburg Way	2005	63,000	100.0%	19.58	Ukrop’s Supermarket	63,000
General Booth Plaza	2005	71,639	98.3%	14.18	Farm Fresh	53,758
Glen Allen Shopping Center	2005	63,328	100.0%	7.14	Giant Foods	63,328
Kempsville Crossing	2005	79,512	92.7%	11.09	Walmart	41,975
					Farm Fresh	16,938
Oak Ridge Shopping Center	2006	38,700	92.2%	10.79	Food Lion	33,000
Suffolk Plaza	2005	67,216	100.0%	9.90	Farm Fresh	67,216

Total Virginia		556,293	96.6%	12.83

Total (91.5% leased at December 31, 2015)		9,459,113	90.5%	$13.35

(a)	Major tenants are determined as tenants with 15,000 or more sq.ft of GLA, tenants at single-tenant properties, or the largest tenant at a property, based on GLA.
(b)	The Company has a 40% ownership interest in this joint venture.
(c)	Although the ownership percentage for this joint venture is 60%, the Company has included 100% of this joint venture’s debt and results of operations in its pro-rata calculations, based on partnership earnings promotes, loan guaranties, and/or other terms of the related joint venture agreement.

CEDAR REALTY TRUST, INC.

Leasing Activity

	Leases Signed	Square Feet	New Rent Per. Sq. Ft (a)	Prior Rent Per. Sq. Ft (a)	Cash Basis % Change	Tenant Improvements Per. Sq. Ft (b)	Average Lease Term (Yrs)
Total Comparable Leases
4th Quarter 2015	33	387,000	$12.06	$10.76	12.0%	$3.63	4.4
3rd Quarter 2015	26	150,600	$14.12	$13.04	8.2%	$4.06	5.5
2nd Quarter 2015	41	140,400	$19.21	$17.85	7.7%	$3.54	4.1
1st Quarter 2015	30	285,500	$9.65	$8.91	8.3%	$4.67	5.4

Total	130	963,500	$12.71	$11.60	9.5%	$3.99	4.8

New Leases - Comparable
4th Quarter 2015	7	47,400	$14.56	$13.60	7.1%	$29.60	4.5
3rd Quarter 2015	6	35,100	$12.93	$12.24	5.6%	$17.42	8.8
2nd Quarter 2015	12	25,900	$17.93	$16.33	9.8%	$19.17	6.3
1st Quarter 2015	8	53,800	$11.43	$10.20	12.1%	$24.80	7.8

Total	33	162,200	$13.71	$12.61	8.7%	$23.70	6.8

Renewals - Comparable
4th Quarter 2015	26	339,600	$11.71	$10.36	13.0%	$0.00	4.4
3rd Quarter 2015	20	115,500	$14.48	$13.29	9.0%	$0.00	4.5
2nd Quarter 2015	29	114,500	$19.50	$18.19	7.2%	$0.00	3.6
1st Quarter 2015	22	231,700	$9.24	$8.61	7.3%	$0.00	4.8

Total	97	801,300	$12.51	$11.40	9.7%	$0.00	4.4

Total Comparable and Non-Comparable
4th Quarter 2015	36	415,100	$12.14	N/A	N/A	$5.04	5.2
3rd Quarter 2015	27	154,100	$14.54	N/A	N/A	$3.97	5.6
2nd Quarter 2015	44	182,100	$16.85	N/A	N/A	$9.28	5.1
1st Quarter 2015	33	312,900	$10.03	N/A	N/A	$4.26	5.9

Total	140	1,064,200	$12.67	N/A	N/A	$5.38	5.5

(a)	New rent per sq. ft. represents the minimum cash rent under the new lease for the first 12 months of the term. Prior rent per sq. ft. represents the minimum cash rent under the prior lease for the last 12 months of the previous term.
(b)	Includes tenant allowance and landlord work. Excludes first generation space.

CEDAR REALTY TRUST, INC.

Tenant Concentration (Based on Annualized Base Rent)

As of December 31, 2015

	Number				Annualized	Percentage
	of			Annualized	base rent	annualized
Tenant	stores	GLA	% of GLA	base rent	per sq. ft.	base rents
Top twenty tenants (a):
Giant Foods	12	785,000	8.3%	$11,862,000	$15.11	10.4%
LA Fitness	7	282,000	3.0%	4,859,000	17.23	4.3%
Shop Rite	3	182,000	1.9%	2,945,000	16.18	2.6%
Stop & Shop	4	271,000	2.9%	2,913,000	10.75	2.5%
Farm Fresh	4	196,000	2.1%	2,264,000	11.55	2.0%
Home Depot	2	253,000	2.7%	2,101,000	8.30	1.8%
Staples	6	125,000	1.3%	2,040,000	16.32	1.8%
Dollar Tree	19	190,000	2.0%	2,019,000	10.63	1.8%
BJ’s Wholesale Club	1	118,000	1.2%	1,683,000	14.26	1.5%
United Artists	1	78,000	0.8%	1,454,000	18.64	1.3%
Marshalls	6	170,000	1.8%	1,437,000	8.45	1.3%
Shaw’s	2	125,000	1.3%	1,431,000	11.45	1.3%
Big Y	1	64,000	0.7%	1,404,000	21.94	1.2%
Shoppers Food Warehouse	2	120,000	1.3%	1,267,000	10.56	1.1%
Ukrop’s Supermarket	1	63,000	0.7%	1,233,000	19.57	1.1%
Walmart	3	192,000	2.0%	1,193,000	6.21	1.0%
Redners	3	159,000	1.7%	1,155,000	7.26	1.0%
Food Lion	4	152,000	1.6%	1,118,000	7.36	1.0%
Kohl’s	2	147,000	1.6%	1,113,000	7.57	1.0%
Home Goods	4	111,000	1.2%	1,080,000	9.73	0.9%

Sub-total top twenty tenants	87	3,783,000	40.0%	46,571,000	12.31	40.8%
Remaining tenants	790	4,775,000	50.5%	67,678,000	14.17	59.2%

Sub-total all tenants (b)	877	8,558,000	90.5%	$114,249,000	$13.35	100.0%

Vacant space	N/A	901,000	9.5%

Total	877	9,459,000	100.0%

(a)	Several of the tenants listed above share common ownership with other tenants:

(1) Giant Foods and Stop & Shop, (2) Farm Fresh and Shoppers Food Warehouse, (3) Dollar Tree and Family Dollar (GLA of 47,000; annualized base rent of $468,000), (4) Marshalls, Home Goods and TJ Maxx (GLA of 79,000; annualized base rent of $764,000), (5) Shaw’s and Acme Markets (GLA of 172,000; annualized base rent of $794,000), and (6) Food Lion and Hannaford Brothers (GLA of 43,000; annualized base rent of $522,000).

(b)	Comprised of large tenants (15,000 or more GLA) and small tenants as follows:

		%		Annualized	Percentage
	Occupied	of occupied	Annualized	base rent	annualized
	GLA	GLA	base rent	per sq. ft.	base rents
Large tenants	5,938,000	69.4%	$65,653,000	$11.06	57.5%
Small tenants	2,620,000	30.6%	48,596,000	18.55	42.5%

Total	8,558,000	100.0%	$114,249,000	$13.35	100.0%

CEDAR REALTY TRUST, INC.

Lease Expirations

As of December 31, 2015

						Percentage
	Number		Percentage	Annualized	Annualized	of annualized
Year of lease expiration	of leases expiring	GLA expiring	of GLA expiring	expiring base rents	expiring base rents per sq. ft.	expiring base rents
Month-To-Month	63	236,000	2.8%	$3,120,000	$13.22	2.7%
2016	128	557,000	6.5%	8,376,000	15.04	7.3%
2017	125	887,000	10.4%	12,636,000	14.25	11.1%
2018	113	952,000	11.1%	13,872,000	14.57	12.1%
2019	115	940,000	11.0%	11,580,000	12.32	10.1%
2020	125	1,596,000	18.6%	19,068,000	11.95	16.7%
2021	62	791,000	9.2%	10,008,000	12.65	8.8%
2022	28	203,000	2.4%	3,012,000	14.84	2.6%
2023	20	159,000	1.9%	1,920,000	12.08	1.7%
2024	27	520,000	6.1%	7,152,000	13.75	6.3%
2025	26	510,000	6.0%	7,200,000	14.12	6.3%
2026	16	174,000	2.0%	2,508,000	14.41	2.2%
Thereafter	29	1,033,000	12.1%	13,797,000	13.36	12.1%

All tenants	877	8,558,000	100.0%	$114,249,000	$13.35	100.0%

Vacant space	N/A	901,000	N/A

Total portfolio	877	9,459,000	N/A

CEDAR REALTY TRUST, INC.

Same-Property Net Operating Income (“Same-property NOI”)

Same-Property NOI (a)

	Three months ended December 31,
	2015	2014
Base Rents	$25,985,000	$25,494,000
Expense Recoveries	7,402,000	7,188,000

Total Revenues	33,387,000	32,682,000
Operating expenses	10,047,000	9,881,000

NOI	$23,340,000	$22,801,000

Occupied	91.7%	93.5%
Leased	92.8%	93.8%
Average base rent	$13.33	$13.00
Number of same properties	54	54
NOI growth	2.4%

	Years ended December 31,
	2015	2014
Base Rents	$90,791,000	$89,718,000
Expense Recoveries	26,518,000	26,403,000

Total Revenues	117,309,000	116,121,000
Operating expenses	35,684,000	36,042,000

NOI	$81,625,000	$80,079,000

Occupied	91.4%	93.5%
Leased	92.6%	93.9%
Average base rent	$13.24	$12.89
Number of same properties	52	52
NOI growth	1.9%

(a)	Same-property NOI includes properties that were owned and operated for the entirety of both periods being compared, except for properties undergoing significant redevelopment and expansion until such properties have stabilized, and properties classified as “held for sale”. Same-property NOI (i) excludes non-cash revenues such as straight-line rent adjustments and amortization of intangible lease liabilities, (ii) reflects internal management fees charged to properties, and (iii) excludes infrequent items, such as lease termination fee income.

CEDAR REALTY TRUST, INC.

2015 Acquisitions and Dispositions

Acquisitions	Location	GLA	Date Acquired	Purchase Price
New London Mall (a)	New London, CT	259,566	1/23/2015	$27,314,000
Lawndale Plaza	Philadelphia, PA	93,040	2/27/2015	25,189,000
East River Park	Washington, DC	150,107	12/23/2015	39,000,000

				$91,503,000

Dispositions	Location	GLA	Date Sold	Sales Price
Huntingdon Plaza	Huntingdon, PA	142,845	2/2/2015	$2,200,000
Kenley Village	Hagerstown, MD	51,894	5/28/2015	2,275,000
Circle Plaza	Shamokin Dam, PA	92,171	7/22/2015	1,800,000

				$6,275,000

(a)	Represents the acquisition of the remaining 60% ownership interest, giving the Company a 100% ownership interest in this property.

CEDAR REALTY TRUST, INC.

Summary of Real Estate Held for Sale

As of December 31, 2015

Property Description	State	Percent owned	Real estate at book value	GLA	Percent occupied	Average base rent per leased sq. ft.
Included in results from Continuing Operations
Liberty Marketplace (a)	PA	100%	$14,402,000	68,200	98.2%	$18.05

(a)	Property sold on February 11, 2016.

CEDAR REALTY TRUST, INC.

Non-GAAP Financial Disclosures

Funds From Operations (“FFO”) and Operating Funds From Operations (“Operating FFO”)

FFO is a widely recognized supplemental non-GAAP measure utilized to evaluate the financial performance of a REIT. The Company presents FFO in accordance with the definition adopted by the National Association of Real Estate Investments Trusts (“NAREIT”). NAREIT generally defines FFO as net income attributable to common shareholders (determined in accordance with GAAP), excluding gains (losses) from sales of real estate properties, impairment provisions on real estate properties, plus real estate related depreciation and amortization, and adjustments for partnerships and joint ventures to reflect FFO on the same basis. The Company considers FFO to be an appropriate measure of its financial performance because it captures features particular to real estate performance by recognizing that real estate generally appreciates over time or maintains residual value to a much greater extent than other depreciable assets.

The Company also considers Operating FFO to be an additional meaningful financial measure of financial performance because it excludes items the Company does not believe are indicative of its core operating performance, such as acquisition costs, amounts relating to early extinguishment of debt and preferred stock redemption costs. The Company believes Operating FFO further assists in comparing the Company’s performance across reporting periods on a consistent basis by excluding such items.

FFO and Operating FFO should be reviewed with GAAP net income attributable to common shareholders, the most directly comparable GAAP financial measure, when trying to understand the Company’s operating performance. FFO and Operating FFO do not represent cash generated from operating activities and should not be considered as an alternative to net income attributable to common shareholders or to cash flow from operating activities. The Company’s computations of FFO and Operating FFO may differ from the computations utilized by other REITs and, accordingly, may not be comparable to such REITs.

Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) and Adjusted EBITDA

EBITDA is a widely recognized supplemental non-GAAP financial measure. The Company computes EBITDA as net income from continuing operations, plus interest expense (including early extinguishment of debt costs), depreciation and amortization, minority interests share of consolidated joint venture EBITDA and discontinued operations. The Company believes EBITDA provides additional information with respect to the Company’s performance and ability to meet its future debt service requirements.

The Company also considers Adjusted EBITDA to be an additional meaningful financial measure of financial performance because it excludes items the Company does not believe are indicative of its core operating performance, such as acquisition costs and impairment provisions. The Company believes Adjusted EBITDA further assists in comparing the Company’s performance across reporting periods on a consistent basis by excluding such items.

EIBITDA and Adjusted EBITDA should be reviewed with GAAP net income from continuing operations, the most directly comparable GAAP financial measure, when trying to understand the Company’s operating performance. EBITDA and Adjusted EBITDA do not represent cash generated from operating activities and should not be considered as an alternative to income from continuing operations or to cash flow from operating activities. The Company’s computations of EBITDA and Adjusted EBITDA may differ from the computations utilized by other companies and, accordingly, may not be comparable to such companies.